GRAIL ADVISORS ACTIVELY MANAGED ETFS

SUPPLEMENT DATED APRIL 29, 2011
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

GRAIL AMERICAN BEACON LARGE CAP VALUE ETF

(THE “ETF”)

This supplement updates the Prospectus and Statement of Additional Information of the ETF, dated February 28, 2011, as supplemented, as follows:

As noted in a supplement dated April 15, 2011, Columbia Management Investment Advisers, LLC (“Columbia”) will begin providing investment sub-advisory services to the ETF, as of April 30, 2011.  The existing subadvisory agreements with the current sub-advisers to the ETF terminate, pursuant to their terms, on that date.  At this time, Grail Advisors, LLC (“Grail”) continues to serve as investment manager of the ETF.

As of April 30, 2011, references to, and disclosures concerning, American Beacon Advisors, Inc., Hotchkis and Wiley Capital Management, LLC and Brandywine Global Investment Management, LLC are hereby deleted from the Prospectus and Statement of Additional Information.  Columbia will, during the interim period described below, serve as the ETF’s sole investment sub-adviser.

As of April 30, 2011, references to the ETF’s portfolio managers currently listed in the Prospectus and Statement of Additional Information are hereby deleted.  As described below, Neil T. Eigen and Richard S. Rosen will become the portfolio managers for the ETF effective April 30, 2011.

Also, as of April 30, 2011, the name of the ETF is changing to the “Columbia Concentrated Large Cap Value Strategy Fund” and references to the name of the ETF in the Prospectus and Statement of Additional Information are hereby replaced with the new name.

In addition to the general updates noted above, specific sections of the Prospectus and Statement of Additional Information are updated, as of April 30, 2011, as follows:

SUPPLEMENT TO THE PROSPECTUS

On page 2 of the Prospectus, under “Principal Investment Strategies,” the second through the fifth paragraphs are hereby deleted and replaced in their entirety with the following:

Columbia Management Investment Advisers, LLC, the ETF’s sub-adviser, uses a bottom-up stock selection approach.  This means that the sub-adviser concentrates on individual company fundamentals, rather than on a particular industry.  In selecting investments, the sub-adviser seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

•              a low price-to-earnings and/or low price-to-book ratio;

•              positive change in senior management;

•              positive corporate restructuring;

•              temporary setback in price due to factors that no longer exist;

•              a positive shift in the company’s business cycle; and/or

•              a catalyst for increase in the rate of the company’s earnings growth.

The ETF can invest in any economic sector and, at times, it may emphasize one or more particular sectors.  The ETF may hold a small number of securities because the sub-adviser believes doing so allows it to adhere to its value investment approach.  The sub-adviser seeks to maintain close contact with the management of each company in which the ETF invests or the third-party analysts covering such companies, and continually monitors the ETF’s holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The ETF generally sells a stock if the sub-adviser believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

On page 3 of the Prospectus, under “Principle Risks,” the risk entitled “Multi-Manager Risk” is hereby deleted and the following risks are hereby added:

Focused Portfolio Risk.  The ETF, because it may invest in a limited number of companies, may have more volatility and is considered to have more risk than a fund or ETF that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the ETF’s net asset value.  To the extent the ETF invests its assets in fewer securities, the ETF is subject to greater risk of loss if any of those securities declines in price.

Sector Risk.  Because the ETF may emphasize one or more economic sectors or industries, it may be more susceptible to the financial, market or economic conditions or events affecting the particular issuers, sectors or industries in which it invests than funds or ETFs that do not so emphasize.  The more a fund or ETF diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

On page 5 of the Prospectus, the disclosures under “Investment Adviser” and “Portfolio Manager” is replaced in their entirety with the following:

INVESTMENT ADVISER

Grail Advisors, LLC is the investment manager for the ETF.  Columbia Management Investment Advisers, LLC (“Columbia”) serves as the investment sub-adviser.

PORTFOLIO MANAGERS

Neil T. Eigen and Richard S. Rosen are the portfolio managers for the ETF.  Mr. Eigen is the head of the Columbia Seligman Value Team at Columbia and has managed the ETF since 2011.  Mr. Rosen has managed the ETF since 2011.

On page 8 of the Prospectus, under “ETF Management,” the following is inserted after the discussion of Grail:

Columbia is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds as well as to the RiverSource-, Seligman- and Threadneedle-branded funds.  Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”).  Ameriprise is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years.  Columbia’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments.  In addition to serving as an investment adviser to mutual funds, Columbia acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Columbia has discretion to purchase and sell securities in accordance with the ETF’s objectives, policies, restrictions and any more specific policies provided by the Manager.  Columbia has entered into an interim investment management subadvisory services agreement, dated April 30, 2011, with respect to the ETF.  Pursuant to that agreement, Columbia receives fees from Grail to provide day-to-day investment advisory services to the ETF.  These fees are paid out of the advisory fees Grail receives from the ETF; they are not separately paid by the ETF.

Columbia also serves as manager to registered mutual funds and advises other accounts with investment programs that are substantially similar to the ETF.  The ETF’s portfolio holdings are expected to be disclosed on a more frequent basis than the registered mutual funds.

Neil T. Eigen and Richard S. Rosen are the portfolio managers responsible for the day-to-day management of the ETF.

Mr. Eigen is the head of the Columbia Seligman Value Team at Columbia, and has managed the ETF since 2011.  Mr. Eigen joined J. & W. Seligman & Co. Incorporated (“Seligman”), a predecessor firm, in 1997.  Prior to joining

Seligman, Mr. Eigen was a senior managing director and chief investment officer of Bear, Stearns & Co. Inc., and director of equities of Bear, Stearns Asset Management.  Mr. Eigen earned a B.S. in investments and investment analysis from New York University.

Mr. Rosen has managed the ETF since 2011.  Mr. Rosen joined Seligman, a predecessor firm, in 1997, where he was a Managing Director.  Prior to joining Seligman, Mr. Rosen was a senior portfolio manager at Bear, Stearns Asset Management, and a Managing Director at Bear, Stearns & Co. Inc.  Mr. Rosen earned an MBA from New York University.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the ETF, although Mr. Eigen typically makes the final decision with respect to investments made by the ETF.

SUPPLEMENT TO THE SAI

On page 30 of the SAI, under “Investment Advisory and Other Services,” the following is inserted after the discussion of Grail:

Columbia Management Investment Advisers, LLC (“Columbia”) is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds as well as to the RiverSource-, Seligman- and Threadneedle-branded funds.  Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”).  Ameriprise is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years.  Columbia’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments.  In addition to serving as an investment adviser to mutual funds, Columbia acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Columbia has discretion to purchase and sell securities in accordance with the ETF’s objectives, policies, restrictions and any more specific policies provided by the Manager.  Columbia has entered into an interim investment management subadvisory services agreement, dated April 30, 2011, with respect to the ETF.  Pursuant to that agreement, Columbia receives fees from Grail to provide day-to-day investment advisory services to the ETF.  These fees are payable at an annual rate of 0.21% of the ETF’s average daily net assets.  These fees are paid out of the advisory fees Grail receives from the ETF; they are not separately paid by the ETF.  The interim investment management subadvisory services agreement begins on April 30, 2011 and will end upon the earlier of (i) 150 days from April 30, 2011 or (ii) the approval of a new Management Agreement for the ETF.  It will also automatically terminate if assigned, and may be terminated by either

Grail or Columbia at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may also be effected either by the Board of the Trust or by a vote of the majority of the outstanding voting securities of the ETF.

Columbia serves as investment adviser to registered mutual funds and other separate accounts with investment programs that are substantially similar to that of the ETF (“Comparable Accounts”).  The ETF may have a substantially similar investment portfolio as these Comparable Accounts, and the ETF’s portfolio holdings, which will form the basis of the ETF’s net asset value on each business day, will be disclosed before the opening of trading that day.  At the time of the ETF’s disclosure of its portfolio holdings, the Comparable Accounts may have unexecuted portfolio transactions outstanding or be in the process of implementing changes to their portfolios.  In order to prevent the disclosure of the ETF’s portfolios from signaling or providing information to the market about upcoming transactions for the Comparable Accounts, Columbia may, from time to time, delay implementing portfolio changes in a security for the ETF or delay allocating investment opportunities to the ETF until such time as the Comparable Accounts have completed their purchase or sale orders for that security.  For example, if a purchase or sale of a security in the Comparable Accounts requires several days to implement, the ETF may be delayed in engaging in its purchase or sale of the same security until the last day that trading in the security is completed for the Comparable Accounts.  However, if a purchase or sale of securities for Comparable Accounts is expected to be completed in a single trading day, the ETF and the Comparable Accounts would generally trade together.  As a result, portfolio decisions may not be made for the ETF concurrently with the portfolio decision for the Comparable Accounts, notwithstanding that the ETF and the Comparable Accounts have substantially similar objectives, policies, strategies, and risks, or that an investment opportunity may be appropriate for both the ETF and the Comparable Accounts.  By the time a portfolio decision is implemented for the ETF, the price for the security may be different than the price at the time the decision is made for the Comparable Accounts, and due to the Comparable Accounts’ transactions in the security or other market movements, the price for the security may be less favorable for the ETF.

On page 34 of the Statement of Additional Information, the section and table under “Portfolio Managers” is deleted and replaced in its entirety with the following:

PORTFOLIO MANAGER

Mr. Eigen and Mr. Rosen, the portfolio managers of the ETF, have responsibility for the day-to-day management of accounts other than the ETF.  Information regarding these other accounts, as of March 31, 2011, is set forth below:

Other Accounts Managed
Portfolio Manager	Number and type of account	Approximate Total Net Assets	Performance Based Accounts
Neil Eigen	3 registered investment co. 1 pooled investment vehicle 69 other accounts(a)	$1.05 billion $182.90 million $3.19 billion	None
Richard Rosen	3 registered investment co. 1 pooled investment vehicle 65 other accounts(a)	$1.05 billion $182.90 million $3.14 billion	None

(a)          Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

Potential Conflicts of Interest:

Like other investment professionals with multiple clients, the ETF’s portfolio managers may face certain potential conflicts of interest in connection with managing both the ETF and other accounts at the same time.  The sub-adviser and the ETF have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard.  Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts.  As a general matter and subject to the sub-adviser’s Code of Ethics and certain limited exceptions, the sub-adviser’s investment professionals do not have the opportunity to invest in client accounts, other than the ETF or other funds they manage.

A portfolio manager who is responsible for managing multiple ETFs or funds and/or accounts may devote unequal time and attention to the management of those ETFs or funds and/or accounts. The effects of this potential conflict may be more pronounced where the ETF or funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker-dealers that are used to execute securities transactions for the ETF.  A portfolio manager’s decision as to the selection of broker-dealers could produce disproportionate costs and benefits between the ETF and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for the ETF and other accounts.  On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the ETF as well as other accounts, the sub-adviser’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any.  Aggregation of trades may create the potential for unfairness to the ETF or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by the ETF to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay.  The sub-adviser and the ETF have adopted compliance procedures that provide that any transactions between the ETF and another account managed by the sub-adviser are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the ETF and other accounts managed by its portfolio managers.  Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the ETF that may differ from advice given, or the timing or nature of decisions made, with respect to another account.  A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved.  Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the ETF, even though it could have been bought or sold for the ETF at the same time.  A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales).  There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the ETF.

The ETF’s portfolio managers also may have other potential conflicts of interest in managing the ETF, and the description above is not a complete description of every conflict that could exist in managing the ETF and other accounts.  Many of the potential conflicts of interest to which the sub-adviser’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the sub-adviser and its affiliates.

On page 37 of the Statement of Additional Information, under “Compensation,” the section is deleted and replaced in its entirety with the following:

Compensation

Portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested.  A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism.  In evaluating investment performance, the sub-adviser generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to applicable benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance.  The sub-adviser also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable.  For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the sub-adviser’s profitability for the year, which is largely determined by assets under management.

Exceptions to this general compensation approach exist for certain teams and individuals.

On page 39 of the Statement of Additional Information, the section and table under “Ownership of ETFs” is deleted and replaced in its entirety with the following:

Ownership of the ETF

The following table discloses the dollar range of equity securities beneficially owned by the portfolio manager in the ETF as of March 31, 2011:

Portfolio Manager	Dollar Range of Equity Securities Owned
Neil T. Eigen	None
Richard S. Rosen	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.